Quality Assets. Disciplined Management.







Investor Presentation

www.sanchezpp.com

May 2015

SANCHEZ PRODUCTION PARTNERS

SPP LISTED NYSE MKT

Legal Disclaimers

Forward-Looking Statements This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to resume, maintain and grow distributions; drilling locations; oil, natural gas and natural gas liquids reserves; realized oil, natural gas and natural gas liquids prices; production volumes; lease operating expenses, general and administrative expenses and development costs; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology.

The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by the management of our general partner. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward–looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the "Risk Factors" section in our Securities and Exchange Commission ("SEC") filings and elsewhere in those filings. All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose "proved oil and gas reserves" (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose "probable reserves" (i.e., quantities of oil and gas that are as likely as not to be recovered) and "possible reserves" (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners' Annual Report on Form 10-K for the most recent fiscal year.

SPP LISTED NYSE MKT

SPP Investment Highlights

Successful Conversion to MLP With Unique Sponsorship	◆ Integrated through Services Agreements with Sanchez Oil & Gas Corp. ("SOG") ◇ Committed to building a sustainable and attractive MLP ◇ Provides SPP with a robust operational platform and deal flow
Focused on Sustainable Growth With Emphasis on FCF Generation	◆ Targeting cash producing assets involved in production, gathering, and processing activities with minimal maintenance capital requirements and low overhead
Visibility of Growth Opportunities from SOG Relationship	◆ Leveraging SOG's operational platform, service relationships, and deal flow ◆ Joint bid opportunities ◆ "Right sized" transactions with other third parties
Legacy Assets Provide Solid Base to Build From	◆ Positive cash flow supported by: ◇ Diverse legacy asset base ◇ Hedging activity aimed at certainty of cash flow over time
Experienced and Disciplined Management Team	◆ Senior management team averages over 20 years of industry experience ◆ SOG's platform of over 200 full-time employees includes 46 technical staff/engineers

SPP LISTED NYSE MKT

As of March 31, 2015	
Market Value	$ 59.6 MM
Enterprise Value	$180.8 MM

Pro Forma Asset Base[1]	
Proved Reserves:	21,036 MBOE
% PDP:	84%
% Natural Gas:	72%
% Oil/Liquids:	28%
Proved R/P Ratio:	10.6 Years



SP Capital Holdings, LLC
Sanchez Oil & Gas Corp.
100%
SEP Management I, LLC
100%
0.5% GP
SP Holdings, LLC
Sanchez Energy Partners I, LP
Sanchez Energy Corporation (NYSE: SN)
Public Unitholders & Insiders
100%
Sanchez Production Partners GP LLC
19.0% Common
3.4% Common
77.6% Common
100% Class A Preferred
100% GP
Sanchez Production Partners LP (NYSE MKT: SPP)
$500 MM Credit Facility (Matures March 2020)
Shared Services Agreement/IDRs
$110 MM Borrowing Base

[1] As of December 31, 2014; Includes SPP Eagle Ford Acquisition, which closed March 31, 2015; Reserve values are estimates as of December 31, 2014 based on forward prices, as noted on Slide 12

SPP LISTED NYSE MKT

SPP's Corporate Transition


Q2 2014
Executed Services Agreements with SOG and Related Companies
Q3 2014
Completed Rebranding ("CEP" to "SPP")
Q1 2015
Converted from LLC to GP/LP
Closed SPP Eagle Ford Acquisition
2015
Identify/Pursue Acquisitions and Other Opportunities
2015+
Identify/Pursue Acquisitions and Other Opportunities; Raise Capital
The Path to Distributions

SPP LISTED NYSE MKT

Unique Sponsorship

SOG's Operational Platform

Sanchez Oil & Gas Corporation ("SOG")
provides a robust, full service oil and gas operational platform

- **Experienced Management:** senior management team averages over 20 years of industry experience
- **Technical Expertise:** employs over 200 full-time employees, including 46 technical staff/engineers
- **Operational Expertise:** drilled or participated in over 1,000 wells during its 40 year history
- **Significant Financial Resources:** Raised over $1 billion in 2014 for drilling and acquisitions
- **Active Business Development:** Dedicated business development team screens ~150 acquisition opportunities each year



Sanchez Oil & Gas
Operations
Financial
Executive
Land & Mineral Management
Geology & Geophysics
Engineering
Marketing
Field Operations
Administration
Capital Markets
Risk Management
Accounting & Financial Reporting
Treasury
Management

SOURCE: Sanchez Oil & Gas Corporation

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SPP's Growth Potential

SANCHEZ PRODUCTION PARTNERS

SOG's Operational Platform and Service Relationships	Joint Bid Opportunities Identified By SOG	"Right-Sized" Transactions w/Other Third Parties

SOG's Operational Platform and Service Relationships

- SOG provides services to companies that have developed an extensive inventory of PDP assets with attractive MLP characteristics
- Transactions among these companies may facilitate growth strategies by promoting capital efficiency

Joint Bid Opportunities Identified By SOG

- SOG has managed five major acquisitions since 2013 for ~ $1.1 Billion
- Joint bids can facilitate the parsing of asset packages to achieve capital efficiency and, therefore, provide a competitive advantage
- Extends SPP's reach into transactions previously viewed as unattainable due to size and scope

"Right-Sized" Transactions w/Other Third Parties

- SPP's "right-sized" asset focus provides a relative advantage in identifying and pursuing transactions with third parties that may stem from:
  - Forced asset sales resulting from the recent downturn in commodity markets
  - Efforts by shale producers to fund gaps in capital budgets as commodity markets recover over time

SPP's Acquisition Strategy

- **SPP's acquisition strategy is focused on cash producing assets involved in hydrocarbon production, gathering and processing with low general and administrative expenses and minimal maintenance capital requirements**
  - Acquisitions are an important part of SPP's strategy to resume, maintain and grow distributions over time
  - Extends SPP's reach into transactions previously viewed as unattainable due to size and scope
  - Key acquisition traits for SPP include:
    - Wellbore interests
    - High percentage of proved developed oil and natural gas reserves
    - Long-lived, stable production
    - Integrated midstream assets
  - SPP intends to reduce the impact of commodity price volatility on cash flows by hedging production up to five years on acquired assets

Acquisition Pipeline



SOG screens ~150 opportunities annually
Evaluate ~35-50
Bid ~25-40
Close ~2-5

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Eagle Ford Acquisition

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Overview

Seller	Wholly-owned subsidiary of Sanchez Energy Corp ("SN")
Purchase Price	$85.0 million (subject to normal and customary closing adjustments)
Consideration Provided	$83.0 million in cash and $2.0 million in equity, consisting of 1,052,632 common units of SPP (~ 3.4% of SPP's total common units outstanding as of April 1, 2015)
Effective Date	January 1, 2015
Closing Date	March 31, 2015
Assets	59 non-operated wellbores and associated interests in the Palmetto Field in Gonzales County, Texas, including oil and natural gas hedges for the period Mar-15 through Dec-19
Proved Reserves	Approximately 5.2 MMBoe; 84% liquids; 100% proved developed producing[1]
Escalating Working Interest	Average approximate working interest of 18.2% effective 1/1/2015; escalates to 26.1% effective 1/1/2016; 33.5% effective 1/1/2017; 40.6% effective 1/1/2018; and 47.5% effective 1/1/2019 and for the remaining life of the wellbores
Average Daily Net Production	~ 1,000 BOE/D over the next five years
Financing Overview[2]	$16.3 MM Class A Preferred units (net, private placement) $ 2.0 MM common units (issued to seller) $65.3 MM available cash and borrowings under SPP's credit facility

[1] Based on estimates using the forward strip as of January 9, 2015

[2] Based on an adjusted purchase price of $83.6 MM at closing; SPP was $106.0 MM drawn on its credit facility, which has a borrowing base of $110.0 MM, at closing

SPP LISTED NYSE MKT

Transaction Structure

- Transaction structured to offset natural production declines, minimize maintenance capital requirements, and maintain more stable cash flows over the life of the asset
- Escalating working interests "levelize" production to SPP in years 1 - 5
- Hedges covering a high percentage of production in years 1 - 5, executed by SN, were novated to SPP at closing



SPP PDP
PDP Total
MBOE Per Year
SN Owns
SPP Owns
SPP's WI Increases Annually, Which (When Applied To Production Total) Yields Flat SPP Production In Years 1-5
Year =
1
2
3
4
5

SPP Receives:	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024+
Avg. Working Interest	18.2%	26.1%	33.5%	40.6%	47.5%	47.5%	47.5%	47.5%	47.5%	47.5%
Avg. Net Revenue Interest	13.2%	18.9%	24.2%	29.4%	34.3%	34.3%	34.3%	34.3%	34.3%	34.3%
% PDP Total Shown Above	33.1%	50.7%	66.2%	80.9%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%
Hedges as a % of Acquired Interests*	95.0%	90.0%	85.0%	85.0%	80.0%					

* Factors shown exclude natural gas liquids production

SPP LISTED NYSE MKT

Transaction Benefits

- **Initiates a business development relationship with SN, a company that has a substantial inventory of assets with characteristics favorable to the MLP model**

- **Promotes sustainable growth**
  - Non-operated, proved developed producing assets with low overhead requirements
  - Escalating working interest structure yields flat production to SPP in years 1 – 5 of the asset's production life cycle, which minimizes maintenance capital requirements
  - Novated hedges on a high percentage of production creates certainty of cash flow

- **Paves the way for asset rotation strategies aimed at achieving G&A cost savings and a focus on higher return investment opportunities over time**

- **Facilitates a step-change in SPP's bank group, which may provide opportunities to:**
  - Access capital markets
  - Further expand SPP's borrowing base
  - Expand analyst coverage
  - Expand hedge execution capabilities

- **Sets the stage for other similar and potentially larger transactions in 2015 and beyond, which may also involve the acquisition of integrated midstream assets**

- **A large-scale transaction will be key to recapitalizing SPP and resuming distributions to unitholders**

SPP
LISTED NYSE MKT

Looking Ahead

Portfolio Overview – May 2015

Sanchez Production Partners LP

SPP Legacy Assets

- Cherokee Basin operated and non-operated assets were acquired in three separate transactions in 2007
  - Assets include SPP's concession agreement with the Osage Nation in Osage County, OK
- Gulf Coast non-operated assets were acquired from Sanchez Energy Partner I, LP in 2013
- "Other" non-operated assets include:
  - Woodford Shale assets acquired in 2008
  - Central Kansas Uplift assets acquired in 2010



Central Kansas Uplift
Cherokee Basin
Woodford Shale
Houston, Texas Headquarters
Eagle Ford Shale
Gulf Coast

SPP Eagle Ford Acquisition

- Closed March 31, 2015
- Purchased from Sanchez Energy Corp.
- Escalating working interests in 59 non-operated wellbores in Gonzales County, TX
- Production volumes of ~1,000 BOE/D anticipated over years 1-5; declines characteristic of E&P MLP assets thereafter
- Transaction financed with preferred equity raised in a private placement, common units, borrowings under SPP's credit facility, and available cash

Asset Area:	Legacy Assets	Eagle Ford Shale	Pro Forma
Proved Reserves:			
– Total Proved	15,881 MBOE	5,155 MBOE	21,036 MBOE
– % Proved Developed	78%	100%	84%
– Natural Gas	86 Bcfe (90%)	5 Bcfe (16%)	90 Bcfe (72%)
– Oil/Liquids	1,624 MBbl (10%)	4,327 MBbl (84%)	5,951 MBbl (28%)
– R/P Ratio	9.8 Years	14.1 Years	10.6 Years
Probable Reserves	16,036 MBOE	--	16,036 MBOE
Net Acres	~ 730,000*	(Wellbores Only)	~ 730,000*

SPP Legacy Asset reserve values are estimates as of December 31, 2014 based on forward prices as of that day; SPP Eagle Ford Acquisition reserve values are estimates as of December 31, 2014 based on forward prices as of January 9, 2015; numbers may not add due to rounding

* Includes ~560,000 acres in Osage County under the company's concession agreement with the Osage Nation

SPP LISTED NYSE MKT

Five Keys to Success

Growth	◆ Growth in our asset base is achievable primarily through acquisitions, which may source from: ◇ SOG's operational platform and service relationships ◇ Joint bid opportunities identified by SOG ◇ "Right-sized" transactions with other third parties ◆ Portfolio optimization focus aimed at minimizing maintenance capital requirements and overhead
Distributions	◆ Dependent upon the partnership's ability to execute one or more large-scale acquisitions, which may include transactions with companies to which SOG provides services, and recapitalization
Financial Stability	◆ Target Debt / Adjusted EBITDA of < 3.0x ◆ Target distribution coverage of 1.2x ◆ Target borrowing base utilization of < 80%
SOG Integration	◆ Implementation of the Services Agreements is complete ◆ Continuing integration efforts are aimed at business development, capital efficiency, and operational efficiencies
Cost Containment	◆ G&A savings are anticipated from the Services Agreements over time ◆ Savings expected to accelerate as integration continues ◆ SPP targets annual G&A cost of $6.25 MM

SPP LISTED NYSE MKT

Optimizing SPP's Distributable Cash Flow

Business Model	**Achieve growth through…**	• Acquisitions
	Mitigate business risks by…	• Targeting cash flowing assets associated with production, gathering, and processing activities • Aligning assets, interests and operations with our sponsor, SOG
	Minimize G&A ("dead money") by…	• Leveraging the SOG operating platform • Eliminating overhead associated with traditional E&P development activities • Utilizing the LP structure • Aggregating assets that are "non-operated" to the MLP
Production, Gathering, and Processing Assets	**Mitigate drilling risks by…**	• Targeting wellbore interests • Minimizing/monetizing undeveloped acreage • Maintaining a high percentage of producing assets
	Minimize "maintenance capital" requirements by…	• Focusing on DCF/unit • Leveraging our sponsor's asset base, service relationships, and deal pipeline • Eliminating drilling requirements • Structuring deals to fit the MLP model
	Manage commodity price risk by…	• Maintaining hedges on a high percentage of production over a five year, rolling tenor
	Manage field- level growth limitations by…	• Adapting to the growth and development plans of the companies and assets that leverage our sponsor's operating platform • Focusing on integrated assets and operations • Entering into long term agreements

Appendix

SPP LISTED NYSE MKT

Hedge Program[1]

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in the partnership's reserve-based credit facility
- Hedges in place result in the following fixed price positions:

	Balance 2015	2016	2017	2018	2019
Natural Gas Hedges[2]					
$/MMbtu	4.16	4.14	3.52	3.58	3.62
MMbtu	3,529,374	4,108,556	296,048	295,683	277,888
Crude Hedges[2]					
$/Bbl	75.02	73.82	64.80	65.40	65.65
Bbl	356,391	441,239	213,003	212,555	199,768

[1] As of March 31, 2015
[2] NYMEX swaps

NOTE: The partnership accounts for derivatives using the mark-to-market accounting method

SPP LISTED NYSE MKT

SPP Financial Position

($ in 000's unless noted)		As of March 31, 2015
Cash & Cash Equivalents	**$**	**2,235**
Borrowing Capacity	**$**	**4,000**
= Borrowing Base		*110,000*
- Debt Outstanding		*106,000*
Total Liquidity	**$**	**6,235**
= Borrowing Capacity		*4,000*
+ Cash & Equivalents		*2,235*
Net Debt	**$**	**103,765**
= Debt Outstanding		*106,000*
- Cash & Equivalents		*2,235*
Enterprise Value	**$**	**180,393**
= Market Capitalization, Common Units		*59,628*
+ Class A Preferred Units		*17,000*
+ Net Debt		*103,765*
Net Debt / Enterprise Value		**58%**

SPP LISTED NYSE MKT

Recent Financial Results

($ in 000's unless noted)	15Q1 vs. 14Q4 15Q1	15Q1 vs. 14Q4 14Q4	15Q1 vs. 14Q1 15Q1	15Q1 vs. 14Q1 14Q1
Production (MBOE)	324	374	324	372
Oil & Gas Sales	$ 12,656	$ 14,499	$ 12,656	$ 16,738
Gain (Loss) from Mark-to-Market Activities	(732)	17,547	(732)	(4,997)
Revenue	$ 11,924	$ 32,046	$ 11,924	$ 11,741
Operating Expenses[1]	14,817	9,608	14,817	9,463
Cost of Sales	205	289	205	360
Other (Income) Expense[2]	4	177	4	(17)
EBITDA	$ (3,102)	$ 21,972	$ (3,102)	$ 1,935
DD&A[3]	86,238	9,667	86,238	4,349
Net Interest Expense	646	507	646	525
Net Income (Loss)	$ (89,986)	$ 11,798	$ (89,986)	$ (2,939)
Adjusted EBITDA, As Reported	$ (437)	$ 4,753	$ (437)	$ 7,026
Add Back: Non-Recurring Items[4]	5,318	-	5,318	-
Equals: Adjusted EBITDA Excluding Non-Recurring Items	$ 4,881	$ 4,753	$ 4,881	$ 7,026

[1] Includes lease operating expenses, production taxes, general and administrative expenses and unit-based compensation program expenses
[2] Includes loss (gain) on asset sale
[3] Includes accretion expense and asset impairments
[4] Includes employee severance charges of $4.4 million, transaction charges of $0.6 million, conversion charges of $0.3 million, and litigation charges of less than $0.1 million in 15Q1

See Reconciliation Items, Slide 25

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Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures:

EBITDA and Adjusted EBITDA are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation. The reconciliations are only intended to be reviewed in conjunction with the presentation to which they relate.

EBITDA is defined as net income (loss) adjusted by interest (income) expense, net; depreciation, depletion and amortization; asset impairments; and accretion expense. Adjusted EBITDA is defined as EBITDA adjusted by (gain) loss on sale of assets; (gain) loss from equity investment; unit-based compensation programs; and (gain) loss from mark-to-market activities. Although not presented herein, we define Distributable Cash Flow as Adjusted EBITDA less maintenance capital expenditures and cash interest expense. Maintenance capital expenditures are capital expenditures that we expect to make on an ongoing basis to maintain our asset base (including our undeveloped leasehold acreage) at a steady level over the long term. These expenditures include the drilling and completion of additional development wells to offset the expected production decline during such period from our producing properties, as well as additions to our inventory of unproved properties or proved reserves required to maintain our asset base.

These financial measures are used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. These financial measures are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

Summary of Non-GAAP Financial Measures:

Non-GAAP Measure	Slide(s) Where Used in Presentation	Most Comparable GAAP Measure	Slide Containing Reconciliations
Adjusted EBITDA, EBITDA	20	Net Income	22

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Reconciliation Items

Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in 000s)	15Q1	14Q4	14Q1
Net income (loss)	$ (89,986)	$ 11,798	$ (2,939)
Interest (income) expense, net	646	507	525
DD&A[1]	86,238	9,667	4,349
EBITDA	$ (3,102)	$ 21,972	$ 1,935
(Gain) loss on sale of assets	(59)	246	(7)
Unit-based compensation programs	1,992	82	101
(Gain) loss from mark-to-market activities	732	(17,547)	4,997
Adjusted EBITDA[1],[2]	$ (437)	$ 4,753	$ 7,026

Operating Expense to Operating Cost ($/BOE)	15Q1	14Q4	14Q1
Operating expenses[3]	$ 45.78	$ 25.70	$ 25.45
Less: Unit-based compensation incl. in operating expense	6.15	0.22	0.27
Less: Non-recurring items[4]	16.43	-	-
Operating cost	$ 23.20	$ 25.48	$ 25.18

[1] Includes accretion expense and asset impairments
[2] Includes the following "non-recurring items" in 15Q1: employee severance charges of $4.4 million, transaction charges of $0.6 million, conversion charges of $0.3 million, and litigation charges of less than $0.1 million; excluding these non-recurring items, Adjusted EBITDA in 15Q1 would have been approximately $4.9 million
[3] Includes lease operating expenses, production taxes, general and administrative expenses, and unit-based compensation program expenses
[4] See footnote (2) for a description of Non-recurring items

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